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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 1, 2002
(Date of earliest event reported)                  Commission File No. 333-88524

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

                DELAWARE                              38-1853300
                --------                              ----------
    (State or other jurisdiction of                (I.R.S. Employer
     incorporation or organization)               Identification No.)

            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051



                         THIS DOCUMENT CONTAINS 5 PAGES.

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ITEM 5.         OTHER EVENTS

                On July 1, 2002, Telex Communications, Inc. (the "Company") announced that it has extended the expiration date for its previously announced exchange offer made pursuant to its Prospectus dated May 31, 2002. The press release issued by the Company detailing the extended expiration date is attached as
                Exhibit 99.1.


ITEM 7.         EXHIBITS

                99.1  Press Release issued by the Company dated July 1, 2002.







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SIGNATURE


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                      TELEX COMMUNICATIONS, INC.


Dated:  July 8, 2002                  By:  /s/ Gregory W. Richter
                                      ---------------------------
                                      Gregory W. Richter
                                      Vice President and Chief Financial Officer








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                           TELEX COMMUNICATIONS, INC.
                                    FORM 8-K

                                  EXHIBIT INDEX


                  EXHIBIT NO.                        DESCRIPTION
                  99.1                               PRESS RELEASE ISSUED BY THE
                                                     COMPANY DATED JULY 1, 2002.







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